SUBSCRIPTION AGREEMENT
Aquiline Capital Partners III GP (Offshore) Ltd.
c/o Aquiline Capital Partners LLC
535 Madison Avenue, 24th Floor
New York, NY 10022

Ladies and Gentlemen:
1.Subscription. The undersigned (the “Investor”) subscribes for and agrees to purchase limited partner interests or other comparable limited liability equity interests (“Interests”) in an investment program consisting of Aquiline Financial Services Fund III L.P. (the “Partnership”) and one or more Alternative Investment Vehicles (together with the Partnership, the “Fund” or the “Entities”) formed pursuant to Section 2.9 of the Amended and Restated Exempted Limited Partnership Agreement of the Partnership (as amended from time to time, the “Partnership Agreement”) with a Capital Commitment (as defined in the Partnership Agreement) in the amount set forth on the signature page below. The Investor acknowledges and agrees that this subscription (i) is irrevocable on the part of the Investor, (ii) is conditioned upon acceptance by or on behalf of Aquiline Capital Partners III GP (Offshore) Ltd. (the “General Partner”) on behalf of the Partnership, (iii) may be accepted or rejected in whole or in part by the General Partner in its sole discretion and (iv) will expire if not accepted by the General Partner on or prior to six months from the date hereof. The Investor agrees to adhere to and be bound by all the terms and provisions of the Partnership Agreement in the final form provided to the Investor and by all the terms and provisions of the operative documents of each Entity formed pursuant to the Partnership Agreement (such operative documents, together with the Partnership Agreement, the “Entity Agreements”). Capitalized terms not defined herein are used as defined in the Partnership Agreement.
2.Representations and Warranties of the Investor. To induce the General Partner to accept this subscription, the Investor represents and warrants as follows:
(a)The Investor (i) is not a U.S. Person (as defined herein); (ii) will not transfer or deliver any interest in the Interests except in accordance with the restrictions set forth in the Partnership Agreement and the Memorandum (as defined herein); (iii) will notify the General Partner immediately if the Investor becomes a U.S. Person at any time during which the Investor holds or owns any Interests; (iv) is not subscribing on behalf of or funding its Capital Commitment with funds obtained from U.S. Persons; and (v) is acquiring the Interests to be acquired hereunder for the Investor’s own account for investment purposes only and not with a view to resale or distribution.
(b)Except for offers and sales to discretionary or similar accounts held for the benefit or account of a non-U.S. person by a U.S. dealer or other professional fiduciary, all offers to sell and offers to buy the Interests were made to or by the Investor while the Investor was outside the United States, and at the time that the Investor’s order to buy the Interests was originated (and at the time this Subscription Agreement was executed by the Investor) the Investor was outside the United States.
(c)The Investor has been furnished and has carefully read the Confidential Private Placement Memorandum relating to the Fund, as amended, restated and/or supplemented through the closing date of the Investor’s subscription for Interests (the “Memorandum”), a form of the Partnership Agreement, Part II of Form ADV of Aquiline Holdings LLC and, if the Investor is a natural person, a current copy of the Aquiline Privacy Policy attached hereto as Annex 4. The

Investor has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Interests, is able to bear the risks of an investment in the Interests and understands the risks of, and other considerations relating to, a purchase of Interests, including the matters set forth under the caption “Risk Factors and Potential Conflicts of Interest” in the Memorandum.
(d)The Investor understands that the Interests have not been registered under the United States Securities Act of 1933, as amended (the “Securities Act”), the securities laws of any state thereof or the securities laws of any other jurisdiction, nor is such registration contemplated. The Investor understands and agrees further that the Interests must be held indefinitely unless they are subsequently registered under the Securities Act and these laws or an exemption from registration under the Securities Act and these laws covering the sale of Interests is available. Even if such an exemption is available, the assignability and transferability of the Interests will be governed by the Entity Agreements, which impose substantial restrictions on transfer. The Investor understands that legends stating that the Interests have not been registered under the Securities Act and these laws and setting out or referring to the restrictions on the transferability and resale of the Interests will be placed on all documents evidencing the Interests. The Investor’s overall commitment to the Fund and other investments which are not readily marketable is not disproportionate to the Investor’s net worth and the Investor has no need for immediate liquidity in the Investor’s investment in Interests.
(e)To the full satisfaction of the Investor, the Investor has been furnished any materials the Investor has requested relating to the Fund, the offering of Interests or any statement made in the Memorandum, and the Investor has been afforded the opportunity to ask questions of representatives of the Fund concerning the terms and conditions of the offering and to obtain any additional information necessary to verify the accuracy of any representations or information in the Memorandum.
(f)Other than as set forth in the Memorandum, the Partnership Agreement and any separate agreement in writing with the Partnership or the General Partner executed in conjunction with the Investor’s subscription for Interests, the Investor is not relying upon any other information (including, without limitation, any advertisement, article, notice or other communication published in any newspaper, magazine, website or similar media or broadcast over television or radio, and any seminars or meetings whose attendees have been invited by any general solicitation or advertising), representation or warranty by any Entity, the General Partner, any Affiliate of the foregoing or any agent of them, written or otherwise, in determining to invest in the Fund and the Investor understands that the Memorandum is not intended to convey tax or legal advice. The Investor has consulted to the extent deemed appropriate by the Investor with the Investor’s own advisers as to the financial, tax, legal, accounting, regulatory and related matters concerning an investment in Interests and on that basis understands the financial, tax, legal, accounting, regulatory and related consequences of an investment in Interests, and believes that an investment in the Interests is suitable and appropriate for the Investor.
(g)If the Investor is not a natural person, (i) the Investor has the power and authority to enter into this Subscription Agreement, the Partnership Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Interests, and to perform its obligations hereunder and thereunder and consummate the transactions contemplated hereby and thereby and (ii) the person signing this Subscription Agreement on behalf of the Investor has been duly authorized to execute and deliver this Subscription Agreement, the Partnership Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Interests. If the Investor is a natural person, the Investor has all requisite legal capacity to acquire and hold the Interests and to execute, deliver and comply with the terms of each of the documents required to be executed and delivered by the Investor in connection with this subscription for Interests. The Investor has provided the General Partner with a copy of any policy or regulation applicable to the Investor or the Investor’s service providers (including with respect to political contributions, third-party payments or the use of placement agents) to which the Manager, the General Partner and/or the Fund will be expected to comply in connection with the Investor’s investment in the Fund. Neither (A) the execution and delivery by the Investor of, and compliance by the Investor with, this Subscription Agreement, the Partnership Agreement and each other document required to be executed and delivered by the Investor in connection with this subscription for Interests nor (B) except as disclosed to the General Partner in writing prior to the submission hereof, the payment of a fee to any placement agent, solicitor or finder in connection with the Investor’s subscription for Interests, violates or represents a breach of, or constitutes a default under, any instruments governing the Investor, any law, regulation, order or policy, or any agreement to which the Investor is a party or by which the Investor is bound, including any policy or regulation of the type referred to in the previous sentence. This Subscription Agreement has been duly executed by the Investor and constitutes, and the Partnership Agreement, when the Investor is admitted as a Limited Partner, will constitute, a valid and legally binding agreement of the Investor, enforceable against it in accordance with the terms thereof (subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, by equitable principles (whether considered in a proceeding in equity or at law) and by an implied covenant of good faith and fair dealing).
(h)If the Investor is, or is acting (directly or indirectly) on behalf of, a “Plan” (defined below) which is subject to Title I of the U.S. Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the U.S. Internal Revenue Code of 1986, as amended (the “Code”), or any provisions of any federal, state, local, non - U.S. or other laws or regulations that are similar to those provisions contained in such portions of ERISA or the Code (collectively, “Other Plan Laws”): (1) the decision to invest in the Partnership was made by a fiduciary (within the meaning of Section 3(21) of ERISA and the regulations thereunder, or as defined under applicable Other Plan Laws) (a “Fiduciary”) of the Plan which is unrelated to the General Partner or any of its employees, representatives or affiliates and which is duly authorized to make such an investment decision on behalf of the Plan (the “Plan Fiduciary”); (2) the Plan Fiduciary has taken into consideration its fiduciary duties under ERISA or any applicable Other Plan Law, including the diversification requirements of Section 404(a)(1)(C) of ERISA (if applicable), in authorizing the Plan’s investment in the Partnership, and has concluded that such investment is prudent; (3) the Plan’s subscription to invest in the Partnership and the purchase of Interests contemplated hereby is in accordance with the terms of the Plan’s governing instruments and complies with all applicable requirements of ERISA, the Code and all applicable Other Plan Laws and does not constitute a non-exempt prohibited transaction under ERISA or Section 4975 of the Code (assuming for this purpose that the assets of the Partnership are not “plan assets” of any ERISA Partner subject to Title I of ERISA or Section 4975 of the Code) or a similar violation under any applicable Other Plan Laws; and (4) the Plan Fiduciary acknowledges and agrees that (i) neither the General Partner nor any of its employees, representatives or affiliates will be a fiduciary with respect to the Plan as a result of the Plan’s investment in the Partnership, pursuant to the provisions of ERISA (assuming for this purpose that the assets of the Partnership are not “plan assets” of any ERISA Partner subject to Title I of ERISA or Section 4975 of the Code) or any applicable Other Plan Laws, or otherwise, and (ii) the Plan Fiduciary has not relied on, and is not relying on, the investment advice of any such person with respect to the Plan’s investment in the Partnership. “Plan” includes (i) an employee benefit plan (within the meaning of Section 3(3) of ERISA), whether or not such plan is subject to Title I of ERISA, (ii) a plan, individual retirement account or other arrangement that is described in Section 4975 of the Code, whether or not such plan, individual retirement account or other arrangement is subject to Section 4975 of the Code, (iii) an insurance company using general account assets, if such general account assets are deemed to include the assets of any of the foregoing types of plans, accounts or arrangements for purposes of Title I of ERISA or Section 4975 of the Code under Section 401(c)(1)(A) of ERISA or the regulations promulgated thereunder and (iv) an entity which is deemed to hold the assets of any of the foregoing types of plans, accounts or arrangements, pursuant to ERISA or otherwise. If the Investor is (directly or indirectly) investing the assets of a Plan which is not subject to Title I of ERISA or Section 4975 of the Code but is subject to any other federal, state, local, non-U.S. or other laws or regulations that could cause the underlying assets of any Entity to be treated as assets of the Plan by virtue of its investment in such Entity and thereby subject such Entity and the General Partner (or other persons responsible for the investment and operation of such Entity’s assets) to laws or regulations that are similar to the fiduciary responsibility or prohibited transaction provisions contained in Title I of ERISA or Section 4975 of the Code (“Similar Law”), such Entity’s assets will not constitute the assets of such Plan under the provisions of any applicable Similar Law.
(i)Each Investor (directly or indirectly) investing the assets of a Plan subject to Title I of ERISA, Section 4975 of the Code or any Similar Law (including where applicable, for purposes of this paragraph 2(i) as such term may apply mutatis mutandis to an Intermediate Entity) hereby acknowledges and agrees that, in the event the Fund forms an Intermediate Entity through which Limited Partners may participate in an Alternative Investment Vehicle, by making a capital contribution or loan to the Intermediate Entity such Investor shall be deemed to (i) direct the general partner (or similar managing entity) of such Intermediate Entity to invest the amount of such capital contribution or the proceeds of such loan directly or indirectly in the Alternative Investment Vehicle and acknowledge that during any period when the underlying assets of the Intermediate Entity are deemed to constitute “plan assets” for purposes of Title I of ERISA, Section 4975 of the Code or any applicable Similar Law the general partner (or similar managing entity) of such Intermediate Entity will act as a custodian with respect to the assets of such Plan, but is not intended to be a fiduciary with respect to the assets of such Plan for purposes of ERISA, Section 4975 of the Code or any applicable Similar Law and (B) represent that such capital contribution or loan, and the transactions contemplated by such direction, will not result in a non-exempt prohibited transaction under ERISA or Section 4975 of the Code, or a violation of any applicable Similar Law.
(j)The Investor was offered the Interests through private negotiations, not through any general solicitation or general advertising, and in the jurisdiction listed in the Investor’s permanent address set forth in the Investor Questionnaire attached hereto (the “Investor Questionnaire”) and intends that the securities laws of that jurisdiction govern the Investor’s subscription.
(k)The Investor understands that no Entity will be registered as an investment company under the U.S. Investment Company Act of 1940, as amended.
(l)The Investor has notified the General Partner in writing of all written investment policies to which the Investor is subject which could, pursuant to Section 3.2(a) of the Partnership Agreement or the comparable provision of any Entity Agreement, restrict its ability to participate in potential Investments.
(m)(i) Neither the Investor, nor any of its Affiliates or beneficial owners, (A) appears on the Specially Designated Nationals and Blocked Persons List of the Office of Foreign Assets Control of the U.S. Department of the Treasury (“OFAC”), nor are they otherwise a party with which any Entity is prohibited to deal under the laws of the United States, or (B) is a Person identified as a terrorist organization on any other relevant lists maintained by governmental authorities. The Investor further represents that the monies used to fund the investment in the Interests are not derived from, invested for the benefit of or related in any way to, the governments of, or persons within, any country (1) under a U.S. embargo enforced by OFAC, (2) that has been designated as a “non-cooperative country or territory” by the Financial Action Task Force on Money Laundering or (3) that has been designated by the U.S. Secretary of the Treasury as a “primary money laundering concern.” The Investor further represents and warrants that the Investor: (I) has conducted thorough due diligence with respect to all of its beneficial owners, (II) has established the identities of all beneficial owners and the source of each of the beneficial owner’s funds and (III) will retain evidence of any such identities, any such source of funds and any such due diligence. Pursuant to anti-money laundering laws and regulations, the General Partner may be required to collect documentation verifying the Investor’s identity and the source of funds used to acquire an Interest before, and from time to time after, acceptance by the General Partner of this Subscription Agreement. The Investor further represents that the Investor does not know or have any reason to suspect that (x) the monies used to fund the Investor’s investment in the Interests have been or will be derived from or related to any illegal activities, including, without limitation, money laundering activities, and (y) the proceeds from the Investor’s investment in the Interests will be used to finance any illegal activities. Neither the Investor, nor any of its Affiliates, nor any person having a direct or indirect beneficial interest in the Interests being acquired is (A) a senior foreign political figure (“SFPF”),     A “senior foreign political figure” means a current or former senior official in the executive, legislative, administrative, military or judicial branches of a non-U.S. government (whether elected or not), a current or former senior official of a major non-U.S. political party or a current or former senior executive of a non-U.S. government-owned commercial enterprise. In addition, a “senior foreign political figure” includes any corporation, business or other entity that has been formed by, or for the benefit of, a senior foreign political figure. For purposes of this definition, a “senior official” or “senior executive” means an individual with substantial authority over policy, operations, or the use of government-owned resources. (B) an immediate family member     An “immediate family member” of a SFPF means spouses, parents, siblings, children and a spouse's parents and siblings. of a SFPF or (C) a close associate     A “close associate” of a SFPF means a person who is widely and publicly known (or is actually known) to be a close associate of a SFPF. of a SFPF. Neither the Investor, nor any of its Affiliates, nor any person having a direct or indirect beneficial interest in the Interests being acquired is (A) a politically exposed person (a “PEP”),     A “politically exposed person” means a current or former senior official in the executive, legislative, administrative, military or judicial branches of a government (whether elected or not), a senior official of a major political party or a senior executive of a government-owned corporation. In addition, a “politically exposed person” includes any corporation, business or other entity that has been formed by, or for the benefit of, a political figure. (B) an immediate family member     An “immediate family member” of a PEP typically includes the figure’s parents, siblings, spouse, children and in-laws. of a PEP or (C) a close associate     A “close associate” of a PEP means a person who is widely and publicly known to maintain an unusually close relationship with a PEP, and includes a person who is in a position to conduct substantial financial transactions on behalf of a PEP. of a PEP. The Investor further represents and warrants that to the extent a beneficial owner is a bank, including a branch, agency or office of a bank, that is not physically located in the United States, that the Investor has taken and will take reasonable measures to establish that the bank has a physical presence or is an affiliate of a regulated entity. The Investor has determined that the funds being invested by the Investor in the Partnership do not come from corruption.
(ii)    The Investor will provide to the General Partner at any time during the term of the Partnership and any other Entity such information as the General Partner determines to be necessary or appropriate (A) to comply with the anti-money laundering laws, rules and regulations of any applicable jurisdiction and (B) to respond to requests for information concerning the identity of Limited Partners from any governmental authority, self-regulatory organization or financial institution in connection with its anti-money laundering compliance procedures, or to update such information.
(iii)    To comply with applicable Cayman Islands and U.S. anti-money laundering laws and regulations, all payments and contributions by the Investor to the Partnership and all payments and distributions to the Investor from any Entity will only be made in the Investor’s name and to and from a bank account of a bank based or incorporated in or formed under the laws of the United States or of a bank that is registered in the Cayman Islands or that is regulated in and either based or incorporated in or formed under the laws of the United States or another “Approved Country” and that is not a “foreign shell bank” within the meaning of the U.S. Bank Secrecy Act (31 U.S.C. § 5311 et seq.), as amended, and the regulations promulgated thereunder by the U.S. Department of the Treasury, as such regulations may be amended from time to time. For purposes of this Subscription Agreement, an “Approved Country” means a country that under the Cayman Islands Money Laundering Regulations (as amended), issued pursuant to the Proceeds of Crime Law (2008), as such regulations may be amended from time to time, is recognized as having anti-money laundering legislation equivalent to that of the Cayman Islands. The current list of Approved Countries is attached hereto as Annex 3, such list being subject to amendment by the relevant Cayman Islands authorities from time to time.
(iv)    If the Investor or beneficial owner of the investment in the Interests is a non-U.S. banking institution (a “Non-U.S. Bank”), the Investor represents and warrants to the Fund that it is not a prohibited “shell bank” as defined by the USA PATRIOT Act Regulations.
(v)    The representations and warranties set forth in this Section 2(m) shall be deemed repeated and reaffirmed by the Investor to the General Partner as of each date that the Investor is required to make a capital contribution to, or receives a distribution from, any Entity. If at any time during the term of the Partnership and any other Entity, the representations and warranties set forth in this Section 2(m) cease to be true, the Investor shall promptly so notify the General Partner in writing.
(vi)    The Investor understands and agrees that the General Partner may not accept any amounts from a prospective Limited Partner if such prospective Limited Partner cannot make the representations set forth in this Section 2(m). If an existing Limited Partner cannot make these representations, the General Partner may require the withdrawal of such Limited Partner’s Interest pursuant to Section 8.6 of the Partnership Agreement (or the equivalent section of any other Entity Agreement). The Investor further understands and agrees that the General Partner may be obligated to “freeze” the Investor’s Capital Account (e.g., by prohibiting additional Capital Contributions from the Investor or suspending other rights the Investor may have under the Partnership Agreement) and the General Partner may also be required to report such action and to disclose the Investor’s identity to governmental authorities, self-regulatory organizations and financial institutions.
(n)The Investor will not transfer or deliver any interest in the Interests except in accordance with the restrictions set forth in the Entity Agreements.
3.Tax Information.
(a)The Investor certifies under penalties of perjury that (i)(A) the Investor’s name and address provided in the Investor Questionnaire are correct and (B) the Investor will complete and return with this Subscription Agreement the relevant IRS Form(s) W-8 (W-8BEN, W-8BEN-E, W-8IMY, W-8ECI or W-8EXP (available at http://www.irs.gov)) , and (ii)(A) the Investor is a non-resident alien individual, foreign corporation, foreign partnership, foreign trust or foreign estate (as defined in the Code) and (B) the Investor will notify the Fund within sixty (60) calendar days of any change in such status. The Investor agrees to execute properly and provide to the Fund in a timely manner any tax documentation or other information that may be reasonably required by the General Partner in connection with the Investor’s investment in Interests (including, but not limited to, the name, address and tax identification number of any “substantial U.S. owner” of the Investor or other information required to reduce or eliminate any withholding tax directly or indirectly imposed on or collected by or with respect to the Fund pursuant to Sections 1471 through 1474 of the Code).
(b)FATCA Compliance. The Investor shall deliver to the Fund at the time or times prescribed by law and at such time or times reasonably requested by the Fund such documentation prescribed by applicable law and such additional documentation reasonably requested by the Fund as may be necessary for the Fund to comply with its obligations under FATCA (including those contained in sections 1471(b) or 1472(b) of the Code, as applicable) and to determine that such Investor has complied with such Investor’s obligations under FATCA or to determine the amount to deduct and withhold from such payment. “FATCA” shall refer to sections 1471 through 1474 of the Code, including any amendments and re-numbering made to said provisions after the date of this Subscription Agreement, any current or future regulations or official interpretations thereof and any agreements entered into pursuant to section 1471(b)(1) of the Code. Failure to comply with FATCA reporting requirements may result in 30% withholding tax on payment to Investor.
4.Further Advice and Assurances. All information which the Investor has provided to the Fund, including the information in the Investor Questionnaire, is true, correct and complete as of the date hereof, and the Investor agrees to notify the General Partner immediately if any representation or warranty contained in this Subscription Agreement or any of the information in the Investor Questionnaire, becomes untrue at any time. The Investor agrees to provide such information and execute and deliver such documents with respect to itself and its direct and indirect beneficial owners as the Fund may from time to time reasonably request to verify the accuracy of the Investor’s representations and warranties herein, to establish the identity of the Investor and the direct and indirect participants in its investment in Interests, to the extent applicable, to effect the transfer and admission referred to in the second sentence of paragraph 5 below and/or to comply with any law, rule or regulation to which any Entity, the General Partner and/or the Investment Advisor may be subject, including, without limitation, compliance with anti-money laundering laws and regulations or for any other reasonable purpose.
5.Power of Attorney. The Investor by executing this Subscription Agreement hereby appoints the General Partner, with full power of substitution, as the Investor’s true and lawful representative and attorney-in-fact, and agent of the Investor, to execute, acknowledge, verify, swear to, deliver, record and file, in the Investor’s name, place and stead, (a) the Partnership Agreement, any amendments to the Partnership Agreement (approved in accordance therewith), or any other agreement or instrument which the General Partner deems appropriate solely to admit the Investor as a Limited Partner of the Partnership, (b) all agreements and instruments necessary or advisable to consummate any Investment using an Alternative Investment Vehicle pursuant to the Partnership Agreement, including the execution of the organizational documents with respect to such Alternative Investment Vehicle (and amendments thereto consistent with the Partnership Agreement) and (c) any other agreement or instrument that the General Partner deems appropriate to admit the Investor to such Alternative Investment Vehicle or any vehicle investing through such Alternative Investment Vehicle. In the case of an Investor that is (a) a natural person, (b) a trust any portion of which is treated (under subpart E of part I of subchapter J of chapter 1 of subtitle A of the Code) as owned by a natural person (e.g., a grantor trust), (c) an entity disregarded for U.S. federal income tax purposes and owned (or treated as owned) by a natural person or a trust described in clause (b) of this sentence (e.g., a limited liability company with a single member), (d) an organization described in Sections 401(a), Section 501(c)(17) or Section 509(a) of the Code or (e) a trust permanently set aside or to be used for a charitable purpose, such Investor further appoints the General Partner, with full power of substitution, as the Investor’s true and lawful representative and attorney-in-fact, and agent of the Investor, to execute, acknowledge, verify, swear to, deliver, record and file, in the Investor’s name, place and stead, any agreements necessary to effect (i) the transfer of such Investor’s Interest in any Entity to an entity formed to serve as a “Feeder Fund” for purposes of the applicable Entity Agreement and (ii) the admission of such Investor as a limited partner (or similar participant) in such Feeder Fund on terms substantially identical in all material respects to those of the applicable Entity, to the maximum extent applicable and with an indirect economic interest in such Entity identical in all material respects to such Investor’s direct economic interest in such Entity, to the maximum extent applicable, immediately prior to the transfer contemplated by clause (i) of this sentence. To the fullest extent permitted by law, this power of attorney is intended to secure an interest in property and the obligations of the Investor hereunder, is irrevocable and shall survive, and shall not be affected by, the subsequent death, disability, incapacity, incompetency, termination, bankruptcy, insolvency or dissolution of the Investor. This power of attorney shall not revoke any prior powers of attorney executed by the Investor (including any powers of attorney contained in any documents executed pursuant to a power of attorney) and will terminate upon the complete withdrawal of an assigning Partner from participation in the Entities. The Investor acknowledges and agrees that under the terms of the Partnership Agreement each Limited Partner grants a further power of attorney to the General Partner as provided for therein.
6.Indemnity. The Investor understands that the information provided herein (including the Investor Questionnaire) will be relied upon by each Entity and the General Partner for the purpose of determining the eligibility of the Investor to purchase Interests in the Entities. The Investor agrees to provide, if requested, any additional information that may reasonably be required to determine the eligibility of the Investor to purchase Interests in the Entities. To the fullest extent permitted under applicable law, unless otherwise agreed to in writing by the General Partner (on its own behalf and/or on behalf of the Partnership) the Investor agrees to indemnify and hold harmless the Partnership, each Partner thereof, each other Entity and each partner or member thereof (collectively, the “Indemnified Parties”), from and against any loss, damage or liability due to or arising out of a breach of any representation, warranty or agreement of the Investor contained in this Subscription Agreement (including the Investor Questionnaire) or in any other document provided by the Investor to the Fund or in any agreement (other than the Entity Agreements) executed by the Investor with any Entity or the General Partner in connection with the Investor’s investment in Interests. The Investor intends that all Indemnified Parties be entitled to be indemnified under the Subscription Agreement and have the right to enforce such indemnification as if they are parties hereto. Notwithstanding any provision of this Subscription Agreement (including the Investor Questionnaire), the Investor does not waive any rights granted to it under the Entity Agreements or applicable securities laws.
7.United Kingdom Law Considerations.
(a) If the Investor is a resident in the United Kingdom or has received any financial promotions relating to the Fund (including the Memorandum) in the United Kingdom (any such Investor, a “U.K. Investor”), then the U.K. Investor hereby represents, warrants, covenants and agrees that it satisfies the statement in Section 7(b). If the Investor does not satisfy the statement in Section 7(b), the Investor represents, warrants, covenants and agrees that it is not a U.K. Investor.
(b) The Investor confirms to the Investment Advisor that the Investor is a person to whom the Private Placement Memorandum and the Partnership Agreement (and any ancillary information relating thereto) may be circulated without contravention of section 21 of the UK Financial Services and Markets Act 2000, as amended (the “FSMA Act”). This confirmation is being made because the Investor is one of the following:
(i)    a person resident and operating outside the United Kingdom;

(ii)    a person authorised to carry out one or more regulated activities;
(iii)    a person whose ordinary activities involve us participating in unregulated schemes for the purposes of a business carried on by us;
(iv)    a person falling within one of the categories of “investment professionals” as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Promotion Order”);
(v)    a person falling within any of the categories of persons described in Article 49 of the Promotion Order; or
(vi)    a person to whom the Private Placement Memorandum and the Partnership Agreement (and any ancillary information relating thereto) may otherwise lawfully be made in accordance with the FSMA Act and the Promotion Order.
8.Canadian Law Considerations. If the Investor is a resident in Canada (any such Investor, a “Canadian Investor”), then the Canadian Investor hereby represents, warrants, covenants and agrees that it has duly reviewed and accurately completed the Canadian Addendum to the Subscription Agreement (the “Canadian Addendum”). If the Investor has not completed the Canadian Addendum, the Investor represents, warrants, covenants and agrees that it is not a Canadian Investor.

9.Japanese Law Considerations.
(a)If the Investor is a Japanese “resident” as defined in the first sentence of Article 6, Paragraph 1, Item 5 of the Foreign Exchange and Foreign Trade Law of Japan or was solicited in Japan in connection with its subscription of Interests (any such Investor, a “Japan Investor”), then the Japan Investor hereby represents, warrants, covenants and agrees that it has duly and accurately completed Section K. If the Investor has not completed Section K, the Investor represents, warrants, covenants and agrees that it is not a Japan Investor.
(b)Each Japan Investor acknowledges and understands that the Interests may not be offered for a public offering in Japan unless a securities registration statement pursuant to Article 4, Paragraph 1 of the Financial Instruments and Exchange Law of Japan (the “FIEL”) has been filed with the Director of the Kanto Local Finance Bureau of the Ministry of Finance of Japan. Each Japan Investor further acknowledges and understands that (i) no registration pursuant to Article 4, Paragraph 1 of the FIEL has been made or will be made with respect to the solicitation of the application for the acquisition of the Interests on the ground that such solicitation constitutes “shoninzu-muke kanyu” as described in Article 23-13, Paragraph 4 of the FIEL since it does not fall under the category set forth in Article 2, Paragraph 3, Item 3 of the FIEL and (ii) the Interests are the rights set forth in Article 2, Paragraph 2, Item 6 of the FIEL.
(c)Each Japan Investor acknowledges and understands that the General Partner will operate under the exemption provided under Article 63 of the FIEL.
(d)Each Japan Investor represents and warrants that it is not a person who falls within any of the categories set forth in items (a) through (c) of Article 63, Paragraph 1, Item 1 of the FIEL (“Disqualified Investor”) and will not become a Disqualified Investor during the period that it holds any Interests.
(e)If a Japan Investor has answered “Yes” to question 1 in Section K to the effect that such Japan Investor is a “qualified institutional investor” (tekikaku kikan toshika) as defined in Article 10, Paragraph 1 of the Cabinet Office Ordinance Concerning Definitions Provided in Article 2 of the FIEL (“Qualified Institutional Investor”), then such Japan Investor hereby agrees that (i) it will continue to maintain its status as a Qualified Institutional Investor as long as it holds any Interests, (ii) its name may be disclosed in the filing document submitted to a governmental entity in order to rely on the exemption provided under Article 63 of the FIEL and (iii) it will only transfer its Interest to another Qualified Institutional Investor who is not a Disqualified Investor and where such transferee agrees to foregoing transfer restrictions.
(f)If a Japan Investor is not a Qualified Institutional Investor, such Japan Investor hereby (i) represents that the Japan Investor does not need any explanation regarding “material matters” as defined in Article 3, Paragraph 1 of the Law on Sales of Financial Products of Japan and (ii) it will not transfer its Interest unless it is transferring the entirety of its Interest to a single transferee who is not a Disqualified Investor and where such transferee agrees to the foregoing transfer restrictions.
(g)If a Japan Investor has answered “Yes” to question 2.a in Section K, then such Japan Investor agrees that it will obtain the prior written consent of the General Partner (and such consent shall not be unreasonably withheld) with respect to any change in the number of its investors who are not Qualified Institutional Investors. Furthermore, such Japan Investor understands, acknowledges and agrees that the General Partner may withhold its consent if such change in the number of underlying investors in such Japan Investor will subject the General Partner to any registration requirement under the FIEL or disqualifies the General Partner from operating under the exemption from registration as provided under Article 63 of the FIEL.
(h)Each Japan Investor represents and warrants that to the best of its knowledge, none of: (A) such Japan Investor; (B) any person controlling or controlled by such Japan Investor; (C) any person having a beneficial interest in the Japan Investor or its Interests; and (D) any person for whom such Japan Investor is acting as agent or nominee in connection with this subscription: (i) is an Anti-Social Organization, a member of an Anti-Social Organization, or any other such similar organization or person; (ii) cooperates with or is involved in maintaining or operating any Anti-Social Organization by providing funds to it or through any other means; or (iii) intentionally has any association with any Anti-Social Organizations. As used herein, “Anti-Social Organization” shall mean an organization which is likely to encourage members of the organization to commit, as a group or habitually, illegal actions specified in the Law regarding Prevention of Improper Conduct by Members of Anti-Social Organization of Japan or any other similar organization pursuing economic interests by the use of violence, force or fraudulent means.
10.Certain Definitions. For purposes hereof, “United States” and “U.S. Person” shall have the meanings set forth in Regulation S of the Securities Act and Section 7701(a)(30) of the Code.
11.Miscellaneous. This Subscription Agreement is not assignable by the Investor without the prior written consent of the General Partner. The representations and warranties made by the Investor in this Subscription Agreement (including the Investor Questionnaire) shall survive the closing of the transactions contemplated hereby and any investigation made by any Entity or the General Partner. The Investor Questionnaire, including without limitation the representations and warranties contained therein, is an integral part of this Subscription Agreement and shall be deemed incorporated by reference herein. This Subscription Agreement may be executed in one or more counterparts, all of which together shall constitute one instrument. Notwithstanding the place where this Subscription Agreement may be executed by any of the parties hereto, the parties expressly agree that this Subscription Agreement shall be governed by and construed in accordance with the laws of the Cayman Islands and the parties hereto submit to the non-exclusive jurisdiction of the Cayman Islands courts.
12.Distributions. Distributions to the Investor in respect of its Interests shall be made to the account(s) specified in Section A of the Investor Questionnaire or as otherwise specified in writing by the Investor to the General Partner.

FOR NETHERLANDS RESIDENTS ONLY:
FOR NETHERLANDS RESIDENTS ONLY:  THE INTERESTS HAVE NOT BEEN AND WILL NOT BE OFFERED, SOLD, TRANSFERRED OR DELIVERED IN THE NETHERLANDS, AS PART OF THEIR INITIAL DISTRIBUTION OR AT ANY TIME THEREAFTER, DIRECTLY OR INDIRECTLY, OTHER THAN (A) TO INDIVIDUALS OR LEGAL ENTITIES WHICH ARE CONSIDERED TO BE “QUALIFIED INVESTORS” (GEKWALIFICEERDE BELEGGERS) WITHIN THE MEANING OF SECTION 1:1 OF THE DUTCH FINANCIAL SUPERVISION ACT (WET OP HET FINANCIEEL TOEZICHT; THE “WFT”); AND/OR (B) FOR A MINIMUM CONSIDERATION OF € 100,000 (OR THE EQUIVALENT AMOUNT IN ANOTHER CURRENCY); AND/OR (C) IN A MINIMUM DENOMINATION OF € 100,000 (OR THE EQUIVALENT AMOUNT IN ANOTHER CURRENCY); AND/OR (D) IN CIRCUMSTANCES WHERE OTHER EXEMPTIONS IN RESPECT OF THE OFFERING OF THE INTERESTS APPLY.

THE OFFERING OF THE INTERESTS DOES NOT REQUIRE THE FUND TO HAVE A LICENSE PURSUANT TO THE WFT AND THE FUND IS NOT SUBJECT TO SUPERVISION OF THE NETHERLANDS AUTHORITY FOR FINANCIAL MARKETS (AUTORITEIT FINANCIËLE MARKTEN, THE “AFM”) OR SUPERVISION OF THE DUTCH CENTRAL BANK (DE NEDERLANDSCHE BANK, THE “DNB”).

FOR JAPAN INVESTORS ONLY:

NO REGISTRATION PURSUANT TO ARTICLE 4, PARAGRAPH 1 OF THE FINANCIAL INSTRUMENTS AND EXCHANGE LAW OF JAPAN (THE “FIEL”) HAS BEEN MADE OR WILL BE MADE WITH RESPECT TO THE SOLICITATION OF THE APPLICATION FOR THE ACQUISITION OF THE INTERESTS ON THE GROUND THAT SUCH SOLICITATION CONSTITUTES “SHONINZU-MUKE KANYU” AS DESCRIBED IN ARTICLE 23-13, PARAGRAPH 4 OF THE FIEL SINCE IT DOES NOT FALL UNDER THE CATEGORY SET FORTH IN ARTICLE 2, PARAGRAPH 3, ITEM 3 OF THE FIEL. THE INTERESTS ARE THE RIGHTS SET FORTH IN ARTICLE 2, PARAGRAPH 2, ITEM 6 OF THE FIEL.

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IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as a deed on the date set forth below.
Date: November 7, 2014            Amount of Capital Commitment

$100,000,000.00

EXECUTED AS A DEED BY
INDIVIDUAL INVESTOR:

_____________________________________
(Print Name)
_____________________________________
(Signature)

(Witnessed By)
EXECUTED AS A DEED BY
PARTNERSHIP, CORPORATION, LIMITED LIABILITY COMPANY, TRUST, CUSTODIAL ACCOUNT, OTHER INVESTOR:

Validus Reinsurance, Ltd.
_____________________________________
(Print Name of Entity)

/s/ Jeff Sangster
By: _________________________________
(Signature)
Jeff Sangster
_____________________________________
(Print Name and Title)
/s/ Robert Kuzloski
_____________________________________
(Witnessed By)
ACCEPTANCE OF SUBSCRIPTION
(to be filled out only by the General Partner)
The General Partner hereby accepts the above application for subscription for Interests.

AQUILINE CAPITAL PARTNERS III GP (OFFSHORE) LTD.	Amount of Capital Commitment Accepted:
By:_/s/ Jeffrey W. Greenberg_________ Name: Jeffrey W. Greenberg Title: Authorized Person /s/ Nellie Chaparro (Witnessed By)	$ 100,000,000.00
Date: _November 7, 2014_____________